                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 1999

                       TOTAL-TEL USA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

            -----------------------------------------------------------------
            0-2180                                     1656895
            (Commission File Number)                   (I.R.S. Employer
                                                       Identification Number)
            -----------------------------------------------------------------

                             OVERLOOK AT GREAT NOTCH
                                 150 CLOVE ROAD
                         LITTLE FALLS, NEW JERSEY 07054
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 812-1100

                                      NONE
          (Former name or former address, if changed since last report)

Item 5. Other Events

       Total-Tel USA Communications, Inc. (the "Company") announced on September 22, 1999 that Warren H. Feldman will resign as its Chairman of the Board of Directors, effective October 7, 1999. Mr. Feldman will also resign from the Board of Directors of the Company and each position he holds at any subsidiary of Company. A copy of the Company's press release dated September 22, 1999 is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Exhibits. See Exhibit Index attached hereto.

       SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 1999               TOTAL TEL USA COMMUNICATIONS, INC.
                                       (Registrant)


                                       By: /s/ Dennis Spina


                                           -----------------------------------
                                           Dennis Spina
                                           President and Chief Financial Officer

                        EXHIBIT INDEX

Exhibit Description

----------------------------------------------------------------------------------
99        Press release dated Sept. 22, 1999 entitled "TOTAL TEL CHAIRMAN RESIGNS"
----------------------------------------------------------------------------------